NORTHSTAR BALANCE SHEET
                                  OPPORTUNITIES
                                      FUND

                                   PROSPECTUS
                                 March 1, 1999,
                         As supplemented October 1, 1999

               This supplement supersedes all prior supplements.

This prospectus contains important information about investing in the Northstar Balance Sheet Opportunities Fund. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, is affected by market fluctuations -- there is not guarantee that the fund will achieve its objective. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                          WHAT'S
                                                                          INSIDE

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[CLIPART] OBJECTIVE     These pages contain a description of the fund, including
                        its objective, investment strategy, risks and portfolio
[CLIPART] INVESTMENT    manager.
          STRATEGY
                        You'll also find:

[CLIPART] WHAT          What you pay to invest. A list of the fees and expenses
          YOU PAY       you pay -- both directly and indirectly -- when you
          TO INVEST     invest in a fund.

[CLIPART] RISKS

[CLIPART] HOW THE       How the fund has performed. A chart that shows the
          FUND HAS      fund's financial performance for the past ten years.
          PERFORMED

Northstar Balance Sheet Opportunities Fund                                     2

Meet the portfolio manager                                                     4

Your guide to buying, selling and
exchanging shares of Northstar funds                                           5

Mutual fund earnings and your taxes                                           13

Financial highlights                                                          15

Where to go for more information                                      back cover

NORTHSTAR                                                      Portfolio manager
BALANCE SHEET                                                  Jeffrey Aurigemma
OPPORTUNITIES
FUND

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OBJECTIVE [CLIPART]

This fund seeks income, with a secondary objective of capital appreciation, primarily by investing in domestic debt and equity securities.

INVESTMENT STRATEGY [CLIPART]

The portfolio manager reviews various factors relating to an issuer, especially its financial statements, to determine which type of security -- debt or equity -- offers the best potential for high current income combined with the potential for capital growth.

Under normal market conditions, the fund invests at least 51% of its total assets in income-producing securities. It may hold up to 50% of its assets in debt securities rated as low as B by Moody's or S&P (junk bonds). Equity securities include common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Income-producing securities have varying maturities and pay fixed, floating or adjustable interest rates. The fund may also hold pay-in-kind securities and discount obligations, including zero coupon securities. The fund may invest up to 20% of its net assets in foreign issuers, but only 10% of its net assets can be in securities that are not listed on a U.S. securities exchange.

In periods of unusual market conditions, the fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the fund may not achieve its objective.

--------------------------------------------------------------------------------

WHAT YOU PAY TO INVEST [CLIPART]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

Fees you pay directly

                                           Class A   Class B  Class C  Class T
--------------------------------------------------------------------------------
 Maximum sales charge on your
 investment (as a % of offering price)   %   4.75      none     none     none
--------------------------------------------------------------------------------
 Maximum deferred sales charge
 (as a % of purchase or sale price,
 whichever is less)                      %   none(1)  5.00(2)  1.00(2)   4.00(2)
--------------------------------------------------------------------------------

----------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 7 for details.

(2)   This charge decreases over time. Please see page 7 for details.

Operating expenses paid each year by the fund
(as a % of average net assets)

                                           Class A   Class B  Class C  Class T
--------------------------------------------------------------------------------
 Management fee                         %    0.65      0.65      0.65      0.65
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fees  %    0.30      1.00      1.00      0.75
--------------------------------------------------------------------------------
 Other expenses                         %    0.52      0.52      0.50      0.49
--------------------------------------------------------------------------------
 Total fund operating expenses          %    1.47      2.17      2.15      1.89
--------------------------------------------------------------------------------

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                          Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A
if you sell your shares                   $617      918      1,240      2,149
--------------------------------------------------------------------------------
Class B
if you sell your shares                   $720      979      1,364      2,331(3)
if you don't sell your shares             $220      679      1,164      2,331(3)
--------------------------------------------------------------------------------
Class C
if you sell your shares                   $318      673      1,154      2,483
if you don't sell your shares             $218      673      1,154      2,483
--------------------------------------------------------------------------------
Class T
if you sell your shares                   $592      794      1,021      2,109(4)
if you don't sell your shares             $192      594      1,021      2,109(4)
--------------------------------------------------------------------------------

----------
(3) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

(4) Class T shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

                                                                       NORTHSTAR
                                                                   BALANCE SHEET
                                                                   OPPORTUNITIES
                                                                            FUND

--------------------------------------------------------------------------------

RISKS [CLIPART]

All mutual funds involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

Every fund is affected by the economy and by the investment decisions portfolio managers make. Because it invests in high yield securities and equities, this fund's performance may go up or down rapidly depending on market conditions.

This fund's performance is significantly affected by changes in interest rates. When interest rates increase, the value of the fund's debt securities - particularly those with longer durations - will go down. The value of the fund's high yield securities are particularly sensitive to changes in interest rates, and there is a higher risk that the company that issued the security may not be able to meet its financial obligations, or that there won't be a market to sell the security at a reasonable price.

Although the portfolio manager invests in a mix of debt securities and equities to decrease volatility, the mix the portfolio manager chooses may also lower the fund's performance.

This fund's performance will also be affected if the portfolio manager makes an inaccurate assessment of economic conditions and investment opportunities, and chooses a company that, for example, declares bankruptcy and is no longer able to make interest or principal payments.

Foreign investments can also be affected by the following:

o     adverse political, social or economic developments in foreign countries

o     unfavorable currency exchange rates

o     a lack of liquidity in foreign markets

o     inadequate or inaccurate information about foreign companies

o accounting, auditing and/or financial reporting standards that are different from those in the United States.

--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [CLIPART]

The bar chart below shows you how the fund's performance has varied from year to year for the past 10 years, while the table below compares the fund's long-term performance with the Lipper Balanced Fund Index. This information may help to provide an indication of the fund's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a fund has performed in the past is important - but it's no guarantee of how it will perform in the future. Year by year total return (%)(1)

[The following information was depicted as a bar chart in the printed material]

 1989   1990    1991   1992    1993    1994    1995    1996    1997   1998
 ----   ----    ----   ----    ----    ----    ----    ----    ----   ----
17.70   0.78   21.17   8.06   14.08   -5.33   25.11   10.18   23.91   4.64

Best and worst quarterly performance during this period:
4th quarter 1998: up 12.71%
3rd quarter 1998: down 13.38%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.

Average annual total return(2)

                                                                     Lipper
                                                                    Balanced
                                                                      Fund
                            Class A   Class B    Class C   Class T  Index(3)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 1998      %     0.18    -0.36       3.58      0.83     15.09
--------------------------------------------------------------------------------
 Five years, ended
 December 31, 1998      %      N/A      N/A        N/A     11.09     13.87
--------------------------------------------------------------------------------
 Ten years, ended
 December 31, 1998      %      N/A      N/A        N/A     11.61     13.32
--------------------------------------------------------------------------------
 Since inception (3)    %    12.86    13.23      13.61     10.34     12.75
--------------------------------------------------------------------------------

----------
(2)   These figures reflect sales charges.

(3) The Lipper Balanced Fund Index measures the performance of balanced funds (funds that seek current income balanced with capital appreciation). The since inception return for the Index is for the Class T time period.

(4) Classes A, B and C commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

MEET THE
PORTFOLIO
MANAGER

--------------------------------------------------------------------------------

Jeffrey Aurigemma

Jeffrey Aurigemma has managed the Northstar Balance Sheet Opportunities Fund, the Northstar High Total Return Fund II and the Northstar High Total Return Fund since July 1999 and the Northstar High Yield Fund since May 1997. He joined Northstar in October 1993.

Mr. Aurigemma has over nine years of experience in the management of high-yield fixed-income investment. From October 1993 through May 1997 he was a Senior Credit Analyst for the Northstar High Total Return Fund. Before joining Northstar, he was a Senior Analyst - Fixed Income for National Securities & Research Corporation.

INVESTMENT ADVISER       NORTHSTAR INVESTMENT MANAGEMENT CORPORATION

Northstar Investment Management Corporation (Northstar) provides advice and recommendations about investments made by the fund. Northstar is a registered investment adviser that currently manages over $4 billion in mutual funds and institutional accounts. Northstar's principal address is 300 First Stamford Place, Stamford, Connecticut 06902.

Northstar receives a monthly fee for its services based on the average daily net assets of the fund. The fee is paid by the fund at a rate of 0.65%.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

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THERE ARE THREE STEPS TO TAKE WHEN
YOU WANT TO BUY, SELL OR EXCHANGE SHARES OF OUR FUNDS:

o  first, choose a share class

o  second, open a Northstar account and make your first investment

o  third, choose one of several ways to buy, sell or exchange shares.

--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

All Northstar funds are available in Class A, Class B and Class C shares.

The chart below summarizes the differences between the share classes -- your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and Class A shares avoid the higher distribution fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restriction on the amount you can invest at one time. Your financial consultant can help you, or feel free to call us for more information.

Some of our funds, including the Northstar Balance Sheet Opportunities Fund, also have Class T shares. You can no longer buy Class T shares unless you are reinvesting income earned on Class T shares, or exchanging Class T shares you already own, including Class T shares of the Cash Management Fund of Salomon Brothers Investment Series (a money market fund that's available through Northstar, but isn't one of the Northstar funds).

We've listed actual expenses charged to the fund beginning on page 2.

--------------------------------------------------------------------------------
Maximum          Class A     no limit
amount you       Class B     $500,000
can buy          Class C     $1,000,000
                 Class T     can only be purchased by reinvesting income or
                             exchanging other Class T shares
--------------------------------------------------------------------------------
Front-end        Class A     yes, varies by size of investment
sales charge     Class B     none
                 Class C     none
                 Class T     none
--------------------------------------------------------------------------------
Deferred         Class A     only on investments of $1 million or more if you
sales charge                 sell within 18 months
                 Class B     yes, if you sell within 5 years
                 Class C     yes, if you sell within 1 year
                 Class T     yes, if you sell within 4 years
--------------------------------------------------------------------------------
Distribution     Class A     0.05% per year
fee(1)           Class B     0.75% per year
                 Class C     0.75% per year
                 Class T     0.50% per year
--------------------------------------------------------------------------------
Service fee(1)   Class A     0.25% per year
                 Class B     0.25% per year
                 Class C     0.25% per year
                 Class T     0.25% per year
--------------------------------------------------------------------------------
Conversion       Class B     Class B shares convert to Class A shares after
                             8 years
                 Class T     Class T shares convert to Class A shares after
                             8 years

----------
(1) Because distribution and service (12b-1) fees are paid on an ongoing basis, Class B, C and T shareholders could end up paying more expenses over the long-term than if they had paid a sales charge.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

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FRONT-END SALES CHARGES
(Class A shares only)

                                                              Amount retained by
Your investment                        Front-end sales charge            dealers
--------------------------------------------------------------------------------
                     (as a % of your               (as a % of         (as a % of
                     net investment)          offering price)    offering price)
--------------------------------------------------------------------------------
up to $99,999                  4.99                     4.75              4.00
--------------------------------------------------------------------------------
$100,000 to $249,999           3.90                     3.75              3.10
--------------------------------------------------------------------------------
$250,000 to $499,999           2.83                     2.75              2.30
--------------------------------------------------------------------------------
$500,000 to $999,999           2.04                     2.00              1.70
--------------------------------------------------------------------------------
$1,000,000 and over              --                       --                --
--------------------------------------------------------------------------------

WAYS TO REDUCE OR ELIMINATE SALES CHARGES

There are three ways you can reduce your front-end sales charges.

1.    Take advantage of purchases you've already made

      Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2.    Take advantage of purchases you intend to make

      By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

3.    Buy as part of a group of investors

      You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Northstar recognizes for this benefit:

      o     you, your spouse and your children under the age of 21

      o a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)

      o any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

You may not have to pay front-end sales charges or a CDSC if you are:

      o an active or retired trustee, director, officer, partner or employee (including immediate family) of

            -     Northstar or of any of its affiliated companies

            -     any Northstar affiliated investment company

            -     a dealer that has a sales agreement with the distributor

      o a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above

      o a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients

      o a service provider for Northstar, any Northstar affiliated company, or any Northstar affiliated investment company

      o     a Brandes employee, officer or partner

      o an owner, participant or beneficiary of life insurance and/or annuity contracts with ReliaStar Life Insurance Company (ReliaStar) or any ReliaStar affiliated life insurance company to the extent they invest payments made to them under the contracts in one or more of the funds within sixty days of payment under the contracts.

Pension, profit sharing and other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 456 of the Code don't pay a front-end sales charge or a CDSC, as long as the shares are purchased by an employer-sponsored plan with at least 50 eligible employees.

Investment advisors or financial planners who charge a management, consulting or other fee for their service, don't pay a front-end sales charge or a CDSC when they place trades for their own accounts or the accounts of their clients, or when their clients place trades for their own accounts, as long as the accounts are linked to the master account of the investment advisor or financial planner on the books and records of the broker or agent.

Please call us or consult the SAI to find out if you are eligible to reduce your sales charges using any of these methods.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

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DEFERRED SALES CHARGES

(Classes A, B, C & T)

We deduct a contingent deferred sales charge (CDSC) from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

CLASS A SHARES

There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

                                                                  CDSC on shares
 Your investment                                                      being sold
--------------------------------------------------------------------------------
 First $1,000,000 to $2,499,999                                         1.00%
--------------------------------------------------------------------------------
 $2,500,000 to $4,999,999                                               0.50%
--------------------------------------------------------------------------------
 $5,000,000 and over                                                    0.25%
--------------------------------------------------------------------------------

CLASS B, C & T SHARES

 Years after you
 bought the shares                                Class B     Class C   Class T
--------------------------------------------------------------------------------
 1st year                                           5.00%      1.00%     4.00%
--------------------------------------------------------------------------------
 2nd year                                           4.00%         --     3.00%
--------------------------------------------------------------------------------
 3rd year                                           3.00%         --     2.00%
--------------------------------------------------------------------------------
 4th year                                           2.00%         --     1.00%
--------------------------------------------------------------------------------
 5th year                                           2.00%         --        --
--------------------------------------------------------------------------------
 after 5 years                                         --         --        --
--------------------------------------------------------------------------------

WHEN THE CDSC MIGHT BE WAIVED

We may waive the CDSC for Class B and Class C shares if:

o     the shareholder dies or becomes disabled

o     you're selling your shares through our systematic withdrawal program

o you're selling shares of a retirement plan and you are over 701U2 years old

o you're exchanging Class B, C or T shares for the same class of shares of another Northstar fund

o     you fall into any of the waiver categories listed on page 6.

Please call us or consult the SAI to find out if you are eligible for a CDSC waiver.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

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HOW DEALERS ARE COMPENSATED

Dealers are paid in three ways for selling shares of Northstar funds:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

The amount of the commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

o  Class A investments
   (% of offering price)

                                                  Commission              Amount
                                         received by dealers                paid
                                        out of sales charges              by the
                                                     you pay         distributor
--------------------------------------------------------------------------------
 up to $99,999                                          4.00                --
--------------------------------------------------------------------------------
$100,000 to $249,999                                    3.10                --
--------------------------------------------------------------------------------
 $250,000 to $499,999                                   2.30                --
--------------------------------------------------------------------------------
 $500,000 to $999,999                                   1.70                --
--------------------------------------------------------------------------------
 $1,000,000 to $2,499,999                               --                  1.00
--------------------------------------------------------------------------------
 $2,500,000 to $4,999,999                               --                  0.50
--------------------------------------------------------------------------------
 $5,000,000 and over                                    --                  0.25
--------------------------------------------------------------------------------

o  Class B investments

Receives 4% of the sale price from the distributor

o  Class C investments

Receives 1% of the sale price from the distributor

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Northstar funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12b-1 fees listed in the fund information beginning on page 2. Service and distribution fee percentages appear on page 5.

THEY MAY RECEIVE ADDITIONAL BENEFITS AND REWARDS

Selling shares of Northstar funds may make dealers eligible for awards or to participate in sales programs sponsored by Northstar. The costs of these benefits and rewards are not deducted from the assets of the funds -- they are paid from the distributor's own resources.

The distributor may also pay additional compensation to dealers including Advest, Inc. out of its own resources for marketing and other services to shareholders. All payments it receives for Class T shares are paid to Advest, Inc.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

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OPENING A NORTHSTAR ACCOUNT

Once you've chosen the funds you would like to invest in and the share class you prefer, you're ready to open an account.

First, determine how much money you want to invest. The minimum initial investment for Northstar funds is:

o $2,500 for non-retirement accounts (we reserve the right to accept smaller amounts)

o     $250 for retirement accounts

o     $25 if you are investing using our automatic investment plan (see page
      11).

Next, open an account in one of two ways:

o give a check to your financial consultant, who will open an account for you, or

o complete an application and mail it to us, along with your check made payable to Northstar Funds.

TAX-SHELTERED RETIREMENT PLANS

Call or write to us about opening your Northstar account as any one of the following retirement plans:

o     Roth IRAs

o     IRAs

o     SEP-IRAs

o     Simple IRAs.

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BUYING, SELLING AND EXCHANGING

Once you've opened an account and made your first investment, you can choose one of three ways to buy, sell or exchange shares of Northstar funds:

o     through your financial consultant

o     directly, by mail or over the telephone

o     using one of our automatic plans.

We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions.

Some broker-dealers or agents might charge you a fee if you buy, sell or exchange shares through them.

Instructions for each option appear in the chart on page 11, but here are a few things you should know before you begin.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

The price you pay when you buy and the price you receive when you sell or exchange shares is determined by the net asset value (NAV) per share of the share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the fair market value of the fund's portfolio securities using the method described in the SAI.

When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply. When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.

--------------------------------------------------------------------------------

SOME RULES FOR BUYING

o     The minimum amount of each investment after your first one is:

      -     $100 for non-retirement accounts

      -     $25 for retirement accounts

      - $25 if you are investing using our automatic investment plan (see page 11).

o We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or by using the systematic withdrawal program.

o     We have the right to refuse a request to buy shares.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

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SOME RULES FOR SELLING

o Selling your shares may result in a deferred sales charge. Please refer to the table on page 7.

o We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.

o If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian or if you are selling shares of a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

o You can reinvest part or all of the proceeds of any shares you sell without paying a sales charge. You must let us know in writing within 30 days from the day you sold the shares, and you must buy the same class of shares as you sold. We will reimburse you for any CDSC you paid. Please see page 14 for information about how this can affect your taxes.

o If selling shares results in the value of your account falling below $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

o In unusual circumstances, we may temporarily suspend the processing of requests to sell.

--------------------------------------------------------------------------------

SOME RULES FOR EXCHANGING

o When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund. Please see page 14 for information about how this can affect your taxes.

o Before you make an exchange, be sure to read the prospectus that discusses the shares you're exchanging into.

o You can exchange shares of any fund for the same class of shares of any other fund, or for shares of the Cash Management Fund without a sales charge. You will, however, pay a sales charge if you buy shares of the Cash Management Fund, and then exchange them for Class A shares of any of the other funds.

o For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into the Cash Management Fund.

o We'll let you know 60 days in advance if we want to make any changes to these rules.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

--------------------------------------------------------------------------------

WAYS TO BUY, SELL OR EXCHANGE              WHEN TO USE THIS OPTION
-------------------------------------      -------------------------------------
Through your financial consultant          o buy
                                           o sell
                                           o exchange

-------------------------------------      -------------------------------------
By mail

Please call us if you have any             o buy
questions -- we can't process your         o sell
request until we have all of the           o exchange
documents we need.

-------------------------------------      -------------------------------------
By telephone

To sign up for this service,               o sell
complete section 9 of the                  o exchange
application or call us at
1-800-595-7827.

-------------------------------------      -------------------------------------
Automatic investment plan

To sign up for this service,               o buy
complete section 7 of the
application or call us at
1-800-595-7827.

-------------------------------------      -------------------------------------
Systematic withdrawal program

To sign up for this service,               o sell
complete section 8 of the
application or call us at
1-800-595-7827.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

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HOW TO USE IT

--------------------------------------------------------------------------------

If you're buying shares, make your check payable to Northstar Funds and give it to your financial consultant, who will forward it to us.

When you're selling or exchanging shares, give your written request to your financial consultant, who may charge you a fee for this service.

--------------------------------------------------------------------------------

Send your request to buy, sell or exchange in writing to:

Northstar Funds
c/o First Data Investor Services Group, Inc.
P.O. Box 5131
Westborough MA 01581-5131

Your letter should tell us:

o     your account number

o     your social security number or taxpayer identification number

o     the name the account is registered in

o the fund name and share class you're buying or selling, and, for exchanges, the fund name and share class you're exchanging into

o     the dollar value or number of shares you want to buy, sell or exchange.

If you're buying, include a check payable to Northstar Funds with your request.

If you're selling or exchanging, your request must be signed by all registered owners of the account.

We'll ask you to guarantee the signatures if:

o     you are selling more than $50,000 worth of shares

o     your address of record has changed in the past 30 days

o you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.

Signatures can be guaranteed by a bank, a member of a national stock exchange or another eligible institution.

--------------------------------------------------------------------------------

You can sell or exchange up to $50,000 of your shares by telephone. Call us at 1-800-595-7827 between 8:30 a.m. and 4:00 p.m. Eastern time.

When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. If we don't ask for these things and we process an unauthorized telephone transaction, we are responsible for any losses to your account. Otherwise you are responsible for any unauthorized use of the telephone transaction service.

We'll mail the proceeds of the sale to the address of record or wire $1,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. Northstar does not charge a fee for this service, but your bank may charge you a fee for receiving a wire transfer.

--------------------------------------------------------------------------------

You can authorize us to automatically withdraw a minimum of $25 each month from your bank account and use it to buy shares in Northstar funds.

There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can cancel the program at any time.

--------------------------------------------------------------------------------

You can ask us to automatically transfer money from your Northstar account into your bank account.

We will sell shares or share fractions on your behalf monthly, quarterly or annually and automatically deposit the proceeds into your bank account. There may be a sales charge on shares we sell on your behalf.

You must have at least $5,000 worth of shares in your account to participate in this program. The minimum transfer amount is $25.

It isn't to your advantage to buy and sell shares of the same fund at the same time, so you can't set up a systematic withdrawal program and an automatic investment plan on the same account.

                                                                     MUTUAL FUND
                                                                    EARNINGS AND
                                                                      YOUR TAXES

--------------------------------------------------------------------------------

HOW THE FUND PAYS DISTRIBUTIONS

The fund distributes virtually all of its net investment income and net capital gains to shareholders monthly in the form of dividends.

As a shareholder, you are entitled to a share of the income and capital gains a fund distributes. The amount you receive is based on the number of shares you own.

DISTRIBUTION OPTIONS

You can take your distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account. Distribution options vary by share class, as follows.

CLASS A, B & C SHARES

o reinvest both income dividends and capital gain distributions to buy additional Class A, B or C shares of any fund you choose

o receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B or C shares of any fund you choose

o     receive both income dividends and capital gain distributions in cash.

If you want your distributions sent to an address other than the one we have on record, please request so in writing.

If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the same fund.

CLASS T SHARES

You can choose to receive your distributions in cash or by reinvesting them in additional Class T shares of the fund or any other fund that offers Class T shares.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

MUTUAL FUND
EARNINGS AND
YOUR TAXES

--------------------------------------------------------------------------------

HOW YOUR DISTRIBUTIONS ARE TAXED

The fund intends to meet the requirements for being a tax-qualified regulated investment company, which means it generally does not pay federal income tax on the earnings it distributes to shareholders.

As a result, you'll generally have to pay taxes on any distributions you receive. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.

Distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.

TIMING YOUR PURCHASE

If you buy shares of a fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.

WHEN DISTRIBUTIONS ARE DECLARED

For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.

BACKUP WITHHOLDING TAX

We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.

WHEN YOU SELL YOUR SHARES

When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

In your federal income tax return you report a capital gain as income and a capital loss as a deduction.

CONSULT YOUR TAX ADVISER

The information above is general in nature. You should consult your tax adviser to discuss how investing in Northstar funds affects your personal tax situation.

NORTHSTAR                                                              FINANCIAL
BALANCE SHEET                                                         HIGHLIGHTS
OPPORTUNITIES
FUND

The following chart shows the fund's financial performance by share class. The 1998, 1997, 1996 and 1995 figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request.

The figures prior to 1995 were audited by other independent accountants.

The fund's performance is also reported in national newspapers under these trading symbols: BaShOpA or BaShOpT.

--------------------------------------------------------------------------------

                                                                             Class A                                 Class B
Year ended December 31,                                      1998        1997        1996        1995(1)        1998        1997
----------------------------------------------------------------------------------------------------------------------------------
Operating performance
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period        $   13.00       11.78       12.53       12.77          12.94       11.74
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                 $    0.50        0.52        0.56        0.43           0.44        0.44
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments       $    0.14        2.27        0.74        1.06           0.10        2.25
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                      $    0.64        2.79        1.30        1.49            0.5        2.69
----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                  $   (0.56)      (0.54)      (0.57)      (0.48)         (0.46)      (0.46)
----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments sold  $   (0.74)      (1.03)      (1.48)      (1.25)         (0.74)      (1.03)
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   $   (1.30)      (1.57)      (2.05)      (1.73)         (1.20)      (1.49)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period              $   12.34       13.00       11.78       12.53          12.28       12.94
----------------------------------------------------------------------------------------------------------------------------------
  Total investment return(2)                            %    5.19       24.31       10.54       11.95           4.38       23.48
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period (000s)            $  18,537       1,281       1,100         797          5,107       4,969
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets               %    1.47        1.50        1.40        1.27(3)        2.17        2.15
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets  %    --          0.02        0.09        --             --          0.02
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets  %    4.02        4.01        4.30        4.99(3)        3.33        3.37
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               %      38         130         107         131             38         130
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Class B                              Class C
Year ended December 31,                                      1996        1995(1)        1998        1997        1996        1995(1)
----------------------------------------------------------------------------------------------------------------------------------
Operating performance
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period        $   12.51       12.77          12.95       11.75       12.52       12.77
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                 $    0.50        0.35           0.45        0.43        0.49        0.38
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments       $    0.71        1.09           0.11        2.25        0.70        1.07
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                      $    1.21        1.44           0.56        2.68        1.19        1.45
----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                  $   (0.50)      (0.45)         (0.46)      (0.45)      (0.48)      (0.45)
----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments sold  $   (1.48)      (1.25)         (0.74)      (1.03)      (1.48)      (1.25)
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   $   (1.98)      (1.70)         (1.20)      (1.48)      (1.96)       1.70
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period              $   11.74       12.51          12.31       12.95       11.75       12.52
----------------------------------------------------------------------------------------------------------------------------------
  Total investment return(2)                            %    9.76       11.56           4.53       23.41        9.72       11.49
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period (000s)            $   3,765       1,759            753         756         372         231
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets               %    2.10        1.95(3)        2.15        2.25        2.10        1.91(3)
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets  %    0.07        --             --          --          0.10        --
----------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets  %    3.64        4.38(3)        3.34        3.30        3.61        4.49(3)
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               %     107         131             38         130         107         131
----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Class T
Year ended December 31,                                       1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
Operating performance
-------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period         $   13.01        11.79        12.54        11.54        12.94
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                                  $    0.59         0.50         0.53         0.57         0.57
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                            $   (0.01)        2.24         0.73         2.27        (1.25)
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                       $    0.58         2.74         1.26         2.84        (0.68)
-------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                   $   (0.47)       (0.49)       (0.53)       (0.59)       (0.54)
-------------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments
  sold                                                   $   (0.74)       (1.03)       (1.48)       (1.25)       (0.16)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from capital                             $    --           --           --           --          (0.02)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    $   (1.21)       (1.52)       (2.01)       (1.84)       (0.72)
-------------------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period               $   12.38        13.01        11.79        12.54        11.54
-------------------------------------------------------------------------------------------------------------------------
  Total investment return(2)                             %    4.64        23.91        10.18        25.11        (5.33)
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period (000s)             $  24,065       53,201       59,490       72,472       73,764
-------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                %    1.89         1.83         1.69         1.68         1.69
-------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets   %    --           0.04         0.06         --           --
-------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets   %    3.59         3.70         3.99         4.44         4.36
-------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                %      38          130          107          131           59
-------------------------------------------------------------------------------------------------------------------------

----------
(1)   Classes A, B & C commenced operations on June 5, 1995.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3)   Annualized.


                [CLIPART] If you have any questions, please call 1-800-595-7827.

WHERE TO GO
FOR MORE
INFORMATION

--------------------------------------------------------------------------------

You'll find more information about the Northstar Balance Sheet Opportunities Fund in our:


ANNUAL/SEMIANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Northstar Balance Sheet Opportunities Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/semiannual reports, the SAI or other fund information or to make shareholder inquiries:

The Northstar Funds
300 First Stamford Place
Stamford, CT 06902

1-800-595-7827

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. Otherwise you may obtain the information for a fee by contacting the SEC:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009

1-800-SEC-0330

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the fund's SEC file number, which is 811-2239.

--------------------------------------------------------------------------------
Year 2000 update: Northstar, the Administrator and other service providers are taking steps to address any year 2000-related computer problems. However, as with all companies that rely on computer systems to process date-related information, there is some risk that these problems could disrupt the fund's operations and/or the financial markets generally. There is also the risk that the fund's performance may be adversely affected if the value of its portfolio holdings decreases due to year 2000-related computer problems.
--------------------------------------------------------------------------------

                                                                       BSUP 1099